Exhibit 99.17
INSTRUMENTO DE ASSUNÇÃO MÚTUA DE OBRIGAÇÃO DE NÃO FAZER E OUTRAS AVENÇAS

As seguintes partes (as “Partes”), a saber:

(a)BANCO DO BRASIL S.A., sociedade de economia mista, com sede em Brasília, Distrito Federal, na SBS Quadra 01, Bloco C, Lote 32 – Setor Bancário Sul, inscrita no CNPJ/MF sob o nº 00.000.000/0001-91, por sua filial, Agência Large Corporate 3070 (SP), localizada na cidade de São Paulo, Estado de São Paulo, na Av. Paulista, 2.300, 2º andar, Cerqueira César, inscrita no CNPJ/MF sob o nº 00.000.000/1947-00, neste ato representada na forma de seu estatuto social (“Banco do Brasil”); e

(b)CAIXA ECONÔMICA FEDERAL, instituição financeira sob a forma de empresa pública, criada nos termos do Decreto-lei nº 759, de 12 de agosto de 1969, vinculada ao Ministério da Fazenda, com sede em Brasília, Distrito Federal, por sua Superintendência Regional de Osasco, com endereço em Brasília, Distrito Federal, no Setor Bancário Sul, Quadra 4, Lotes 3 e 4, inscrita no CNPJ/MF sob o nº 00.360.305/0001-04, neste ato representada na forma de seu estatuto social (“CEF” e, em conjunto com o Banco do Brasil, os “Credores”);

(c)NEXTEL TELECOMUNICAÇÕES LTDA., sociedade empresária limitada, com sede em São Paulo, Estado de São Paulo, na Av. das Nações Unidas, 14.171, 32º andar, Rochavera Crystal Tower, inscrita no CNPJ/MF sob o nº 66.970.229/0001-67, neste ato representada na forma de seu contrato social (“Nextel”); e

(d)NEXTEL TELECOMUNICAÇÕES S.A., sociedade por ações de capital aberto, com sede em São Paulo, Estado de São Paulo, na Av. das Nações Unidas, 14.171, 32º andar, Rochavera Crystal Tower, inscrita no CNPJ/MF sob o nº 00.169.369/0001-22, neste ato representada de seu estatuto social (“Nextel S.A.”).

CONSIDERANDO QUE:

(i)
a Nextel emitiu (i) em 8 de dezembro de 2011, em favor da CEF, a Cédula de Crédito Bancário nº 21.3150.777.0000001-97, no valor de R$640.000.000,00 (seiscentos e quarenta milhões de reais) (conforme aditada nesta data, “CCB CEF”); e (ii) em 31 de outubro de 2012, em favor do Banco do Brasil, a Cédula de Crédito Bancário nº 307.001.181, no valor de R$400.000.000,00 (quatrocentos milhões de reais) (nesta data, “CCB BB” e, em conjunto com a CCB CEF, as “CCBs”); e

(ii)
em razão da não obtenção, pela Nextel, do índice obtido pela divisão de sua Dívida Líquida pelo EBTIDA igual ou inferior a 2,50 (dois inteiros e cinquenta centésimos), nos termos da Cláusula 10.1(i) da CCB BB e da Cláusula Décima Primeira da CCB CEF, com relação aos períodos compreendidos entre o primeiro e o segundo semestre de 2014, a Nextel e os Credores pretendem promover a reestruturação das dívidas representadas pelas CCBs (“Dívidas”). Para tanto, (a) a Nextel outorgou aos Credores garantia real às Dívidas, consistente na cessão fiduciária de recebíveis representados por faturas de prestação de serviços de telecomunicação e recursos depositados ou mantidos nas Contas Vinculadas (conforme definidas nas CCBs), nos termos dos aditamentos às CCBs celebrados nesta data; (b) os Credores pretendem suspender, por certo período, nos termos do presente instrumento, a exigibilidade do principal das Dívidas e de certas obrigações da Nextel previstas nas CCBs, sujeitas a certas condições resolutivas; e (c) as Partes pretendem estabelecer os termos e condições da reestruturação das Dívidas, a ser formalizada por meio de aditamentos às CCBs, cuja celebração estará sujeita a certas condições suspensivas;

RESOLVEM celebrar o presente Instrumento de Assunção Mútua de Obrigação de Não Fazer e outras Avenças (o “Contrato), que se regerá de acordo com as seguintes cláusulas e condições:

1.Definições

1.1.    Sempre que forem empregados no presente Contrato, a menos que o contexto exija de outra forma, os termos não definidos no presente Contrato terão os mesmos significados a eles atribuídos nas CCBs.

1.2.    Ademais, para efeitos de interpretação e execução do presente Contrato:

“Afiliada” de qualquer Pessoa significa outra Pessoa que, direta ou indiretamente, por meio de um ou mais intermediários, Controle, seja Controlada, ou esteja sob o Controle comum com essa primeira Pessoa. Adicionalmente, no caso de uma Pessoa que seja um fundo de investimentos ou cujo acionista Controlador seja um fundo de investimentos, também será considerada uma “Afiliada”: (i) o gestor ou o quotista ou uma Afiliada do gestor ou do quotista desse fundo de investimento, (ii) outro fundo de investimento administrado ou gerido pelo gestor ou quotista ou uma Afiliada do gestor ou quotista desse fundo de investimento, e (iii) qualquer Pessoa que seja, direta ou indiretamente, Controlada, ou esteja sob o Controle comum desse fundo de investimento, seja individualmente ou em conjunto com outra Afiliada, ou qualquer das outras Pessoas acima expostas.

“Afiliada Brasileira” significa com relação a qualquer Pessoa uma Afiliada domiciliada no Brasil.

“Controle” (incluindo seus significados correlatos) significa, de acordo com o Artigo 116 da Lei das S.A., (a) o poder para eleger a maioria do conselho de administração, ou órgão semelhante, da Pessoa controlada ou, de outro modo, conduzir os negócios ou políticas dessa Pessoa (por contrato ou de outro modo), e (b) a posse direta ou indireta de direitos que concedam à Pessoa Controladora a maioria dos votos na assembleia geral de acionistas ou reunião similar, da Pessoa Controlada.

“Dívida Líquida” significa o valor calculado em bases consolidadas, na respectiva data de verificação, determinado de acordo com os princípios contábeis geralmente aceitos no Brasil, igual (a) à soma dos Passivos junto a instituições financeiras, dos títulos e valores mobiliários representativos de dívida emitidos, e do saldo líquido de operações de derivativos (passivos menos ativos de operações com derivativos); diminuído (b) das disponibilidades (caixa, bancos, aplicações de liquidez imediata ou aplicações de curto prazo, títulos e valores mobiliários de própria emissão ou de terceiros, e títulos públicos e privados de qualquer natureza) e (c) dos efeitos da marcação a mercado das operações de derivativos.

“EBTIDA” significa o lucro operacional da Nextel, em bases consolidadas, relativo aos 12 (doze) últimos meses, somado às despesas de depreciação e amortização, todos determinados de acordo com os princípios contábeis geralmente aceitos no Brasil.

“Parte Relacionada” de qualquer Pessoa especificada terá o significado descrito na Deliberação nº 642 de 7 de outubro de 2010 emitida pela Comissão de Valores Mobiliários, e também incluirá, na medida em que não seja repetido, (i) qualquer Afiliada dessa Pessoa, (ii) qualquer diretor, conselheiro, quotista, acionista, funcionário ou administrador dessa Pessoa ou uma Afiliada dessa Pessoa, (iii) qualquer cônjuge, ex-cônjuge, ascendente, descendente ou parente colateral até o segundo grau dessa Pessoa, uma Afiliada dessa Pessoa ou qualquer diretor, conselheiro, quotista, acionista, funcionário ou administrador dessa Pessoa ou uma Afiliada dessa Pessoa, e (iv) qualquer Afiliada dos acima expostos.

“Passivo” significa o valor principal dos títulos e valores mobiliários representativos de dívida emitidos junto a instituições financeiras registrados no balanço consolidado da Nextel nas datas de medição, todos determinados de acordo com os princípios contábeis geralmente aceitos no Brasil.

“Pessoa” significa qualquer entidade governamental ou qualquer pessoa física, firma, parceria, sociedade, sociedade de responsabilidade limitada, joint venture, associação, fundos, fundos de investimento, agente fiduciário, organização sem personalidade jurídica, ou outra entidade ou organização, quer seja uma pessoa jurídica ou não.

1.3.    Exceto quando o contexto não permitir tal interpretação:

(i)palavras que denotam o singular incluirão o plural e vice-versa;

(ii)referências ao Contrato ou a qualquer outro documento devem incluir eventuais alterações e aditivos que venham a ser celebrados entre as Partes;

(iii)referências a diplomas legais devem ser interpretadas de acordo com tais diplomas legais, conforme alterados; e

(iv)os títulos dos capítulos e das cláusulas do Contrato e de seus Anexos não devem ser usados na sua aplicação ou interpretação.

2.Suspensão de Exigibilidade

2.1.    Suspensão de Exigibilidade. Pelo presente Contrato, e sujeito às condições resolutivas constantes no presente Contrato, os Credores concordam que, até 15 de setembro de 2015 (“Período de Suspensão”), (i) não será devido qualquer pagamento das parcelas de principal no âmbito da Cláusula Segunda, alínea (b), incisos (V) e (VI) da CCB CEF, não obstante o originalmente constante em tais Cláusulas; e (ii) não será exigível a obrigação de manutenção do índice financeiro, conforme determina a Cláusula 10.1(i) da CCB BB e a Cláusula Décima Primeira da CCB CEF com relação aos períodos de 30 de junho de 2014, 31 de dezembro de 2014 e 30 de junho de 2015, não obstante

o originalmente constante em tais Cláusulas (“Suspensão de Exigibilidade”). Não obstante, fica preservada a obrigação de reportar (i) os balancetes semestrais não auditados encerrados em 30 de junho até o dia 15 de agosto de cada ano, e (ii) as demonstrações financeiras encerradas em 31 de dezembro, consolidadas e auditadas, até o dia 5 de maio de cada ano, nos termos da Cláusula 10.3 da CCB BB e da Cláusula Décima Primeira da CCB CEF.

2.2.    Efeitos da Suspensão de Exigibilidade. A Suspensão de Exigibilidade não implica nem será interpretada (i) como novação ou renúncia, provisória ou definitiva, por parte de quaisquer dos Credores, acerca dos direitos suspensos nos termos da Suspensão de Exigibilidade; e (ii) como novação, suspensão ou renúncia, provisória ou definitiva, por parte de quaisquer dos Credores, acerca de quaisquer outros direitos que lhes sejam conferidos por lei ou pelos instrumentos contratuais dos quais são parte, exceto conforme expressamente constante na Cláusula 2.1 acima. A Suspensão de Exigibilidade não ensejará, em nenhuma hipótese, a liberação ou desoneração das garantias outorgadas pela Nextel em favor dos Credores em relação às Dívidas, que permanecerão válidas e eficazes, inclusive durante o Período de Suspensão, para todos os fins de direito.

3.Obrigações da Nextel

3.1.    Acesso à Informação. Os Credores terão acesso amplo e irrestrito à situação financeira, bem como acesso às informações do negócio, da Nextel, e quaisquer Afiliadas Brasileiras, bem como sobre o processo de recuperação judicial (Chapter 11 proceeding) da NII Holdings, Inc. (“Processo de Recuperação”), sempre que de forma razoável solicitar, sendo que a Nextel e suas Afiliadas manterão os Credores atualizados sobre o Processo de Recuperação conforme meios próprios utilizados para divulgação, quais sejam, informações divulgadas pelo “Diretor de Relação com Investidores” da NII Holdings, Inc. e pelo site https://cases.primeclerk.com/nii/, sem prejuízo das demais informações que quaisquer dos Credores venham a solicitar de forma razoável. Ainda, a Nextel ou suas Afiliadas informarão prontamente aos Credores sobre toda e qualquer informação que venha a afetar diversamente de forma material seus negócios ou suas operações.

3.2.    Acordo com credores. Nenhum contrato, acordo ou entendimento com credores da Nextel ou de suas Afiliadas poderá ser celebrado a partir dessa data, sem prévia e expressa anuência dos Credores (i) para oferecer ou criar quaisquer ônus, gravames ou garantias sobre bens e ativos da Nextel ou de suas Afiliadas Brasileiras; ou (ii) que contenha termos e condições mais favoráveis aos credores em comparação com as obrigações originalmente pactuadas com tais credores ou com as obrigações para com os Credores, incluindo, sem limitação, pagamento de quaisquer de suas obrigações com credores de forma que o cronograma de pagamento seja diferente daquele originalmente pactuado. As obrigações constantes da presente Cláusula não serão aplicáveis (a) outorga de garantias reais como contragarantia em contratações de seguros e seguros garantias em geral; (b) outorga de garantias reais como contragarantia em nova fiança bancária para garantia judicial ou realização de novos depósitos judiciais limitadas, no caso das garantias outorgadas nos termos desse item (b) ao valor global de R$150.000.000,00 (cento e cinquenta milhões de reais); (c) outorga de garantias reais ou pessoais em contratos de locação de sites; (d) outorga de garantias reais ou pessoais em contratos de collocation (i.e. contratos com outras operadoras para instalação de equipamentos em torres); (e) financiamentos concedidos pela Agência Nacional de Telecomunicações - ANATEL (“ANATEL”), incluindo suas renovações, (f) garantias em favor da ANATEL, (g) garantias reais outorgadas como contragarantia para emissão de novas performance bonds em favor da ANATEL, neste caso, sujeito à aprovação prévia dos Credores, as quais deverão ser manifestadas dentro do período de 45 (quarenta e cinco) dias contados de tal questionamento formulado mediante notificação escrita, desde que comprovado o recebimento de tal notificação pelo CREDOR, sendo certo que a não manifestação por parte de ambos os Credores não implicará aprovação tácita e (h) renovações de quaisquer operações já detidas pela Nextel ou suas Afiliadas Brasileiras identificadas no Anexo I deste Contrato, sendo que as garantias a serem outorgadas nos termos desse item (h) deverão estar limitadas ao valor garantido pela fiança e/ou performance bond, conforme indicado em tal anexo; sendo que as garantias reais outorgadas nos termos dos itens (a), (c) e (d) acima estão limitadas ao valor global de R$50.000.000,00 (cinquenta milhões de reais).

3.3.    Não Ação. Durante o Período de Suspensão, a Nextel, por si e por suas Afiliadas, se obriga a: (i) não tomar nenhuma medida judicial, arbitral ou extrajudicial visando a questionar, anular ou invalidar quaisquer disposições contidas nos instrumentos constitutivos das CCBs ou das garantias das Dívidas; e (ii) não discutir a eficácia ou, de qualquer forma, questionar quaisquer outros créditos que a Nextel ou qualquer de suas Afiliadas detenha ou venha a deter contra os Credores, exceto se, com relação a cada CCB, o respectivo Credor estiver inadimplente com suas obrigações constantes na Cláusula 2.1 acima, levando-se em conta o disposto na Cláusula 4.1 deste Contrato.

3.3.1.    Sem prejuízo do disposto na Cláusula 3.3, a Nextel, por si e por suas Afiliadas, assegura aos Credores que, durante ou após o Período de Suspensão, não tomará nenhuma medida judicial, arbitral ou extrajudicial visando a, sob qualquer forma questionar, disputar ou recuperar recursos já disponibilizados ou garantias prestadas aos Credores no âmbito das CCBs e, no caso das Afiliadas, no âmbito de quaisquer outros contratos celebrados com os

Credores, exceto se, com relação a cada CCB, o respectivo Credor tenha cumprido com suas obrigações constantes na Cláusula 2.1 acima, levando-se em conta o disposto na Cláusula 4.1 deste Contrato.

4.Condições Resolutivas à Suspensão de Exigibilidade

4.1.    Condições Resolutivas. Caso quaisquer das condições resolutivas abaixo listadas (as “Condições Resolutivas”) ocorram, a Suspensão de Exigibilidade estará automaticamente resolvida, de pleno direito, independentemente de qualquer notificação ou outra formalidade, nos termos do artigo 127 da Lei 10.406/2002:

(i)ocorrência de qualquer hipótese de vencimento antecipado prevista na Cláusula Quarta do Primeiro Aditamento à CCB CEF, com exceção das obrigações cuja exigibilidade estão suspensas nos termos da Cláusula 2.1 do presente Contrato, ou de qualquer hipótese de pagamento antecipado obrigatório prevista na Cláusula Décima Terceira da CCB CEF sem que o respectivo pagamento seja realizado;

(ii)ocorrência de qualquer hipótese de vencimento antecipado prevista na Cláusula 10.1 da CCB BB (com exceção das obrigações cuja exigibilidade estão suspensas nos termos da Cláusula 2.1do presente Contrato) ou de qualquer hipótese de pagamento antecipado obrigatório prevista na Cláusula 11.1 da CCB BB sem que o respectivo pagamento seja realizado;

(iii)inadimplemento, pela Nextel ou pela Nextel S.A., de qualquer obrigação prevista no presente Contrato não sanado no prazo de 5 (cinco) dias a contar de sua ocorrência;

(iv)falsidade, erro ou incorreção material das declarações da Nextel prestadas no presente Contrato;

(v)caso a Nextel ou qualquer de suas Afiliadas Brasileiras seja declarada insolvente por decisão judicial, ou reconheça publicamente ou perante qualquer um dos Credores, sua impossibilidade de satisfazer suas obrigações pecuniárias, ou caso tal impossibilidade seja notória, em ambos os casos no valor global de R$10.000.000,00 (dez milhões de reais); e

(vi)liquidação da NII Holdings, Inc. ou rejeição definitiva do plano de recuperação judicial (reorganization plan) no contexto do Processo de Recuperação.

4.2.    Efeitos da Resolução da Suspensão de Exigibilidade. Caso qualquer das Condições Resolutivas se verifique, a Suspensão de Exigibilidade será resolvida e os Credores ficarão livres para o exercício de seus direitos em face da Nextel e seus garantidores, observados os termos constantes das CCBs.

5.Reestruturação das Dívidas

5.1.    Condições Suspensivas. As Partes se obrigam a celebrar os aditamentos às CCBs, na forma da Cláusula 5.2, tão logo sejam satisfeitas as seguintes condições suspensivas (as “Condições Suspensivas”):

(i)o plano de recuperação no âmbito do Processo de Recuperação tenha sido efetivado (i.e. não sujeito a condição material de qualquer natureza) pelo juízo falimentar competente, nos termos da legislação aplicável (a “Aprovação”);

(ii)o plano de recuperação objeto da Aprovação (a) não implique, direta ou indiretamente, a incapacidade da Nextel ou da Nextel S.A. de cumprir com suas obrigações no âmbito do presente Contrato e das CCBs e/ou (b) não contemple a assunção, por parte das Afiliadas Brasileiras, de nenhuma obrigação ou ônus em desacordo ou inconsistente com o previsto nesse Contrato ou nas CCBs;

(iii)a Aprovação ocorra antes do fim do Período de Suspensão;

(iv)não tenha ocorrido um evento de vencimento antecipado ou hipótese de pagamento antecipado obrigatório no âmbito das CCBs, bem como a Nextel e a Nextel S.A. não tenham descumprido nenhuma das disposições das CCBs ou deste Contrato, exceto, com relação às CCBs, às obrigações sujeitas à Suspensão de Exigibilidade;

(v)a NII Holdings, Inc., bem como qualquer outra Parte Relacionada que detenha ou venha a deter créditos contra qualquer das Afiliadas Brasileiras, tenha celebrado com as Partes contrato de subordinação de seus créditos às obrigações constantes das CCBs, em forma e substância satisfatórias aos Credores (“Contrato de Subordinação”); e

(vi)os Credores tenham recebido parecer legal (legal opinion) dos advogados externos da NII Holdings, Inc. atestando capacidade e autoridade para celebração do Contrato de Subordinação, bem como a validade e eficácia de seus termos com relação a tal parte, em termos satisfatórios aos Credores.

5.2.    Celebração das CCBs. Caso todas as Condições Suspensivas descritas na Cláusula 5.1 sejam satisfeitas, no prazo de 5 (cinco) dias úteis a contar da data da Aprovação e/ou da confirmação de cumprimento de todas tais condições, o que ocorrer por último, (i) a Nextel e o Banco do Brasil se obrigam a celebrar o aditamento à CCB BB, substancialmente na forma da minuta constante do Anexo 5.2(i) ao presente Contrato; e (ii) a Nextel e a CEF se obrigam a celebrar o aditamento à CCB CEF, substancialmente na forma da minuta constante do Anexo 5.2(ii) ao presente Contrato.

5.3.    Obrigação de Informar. A Nextel compromete-se a comunicar imediatamente os Credores sobre a obtenção da Aprovação.

6.Vigência

6.1.    Vigência. O presente Contrato vigerá a partir da data de assinatura deste Contrato até o fim do Período de Suspensão, ressalvadas as disposições das Cláusulas 3.1, 3.3.1, 7.1, 8.1 e 9.5, que vigorarão até o pagamento integral e irrevogável das CCBs.

7.Foro

7.1.    Foro. Este Contrato será regido e interpretado de acordo com as leis da República Federativa do Brasil. As Partes elegem o Foro da Cidade de São Paulo, Estado de São Paulo, como competente para julgar quaisquer disputas ou controvérsias oriundas do presente Contrato, com a exclusão de qualquer outro, por mais privilegiado que seja.

8.Comunicações e Notificações

8.1.    Notificações. Todas as notificações, comunicações e avisos exigidos ou permitidos de acordo com este Contrato deverão ser feitos por escrito e entregues pessoalmente com protocolo de recebimento, enviados por carta registrada com aviso de recebimento e porte pago ou enviados por fac-símile ou comunicação eletrônica (e-mail) e serão considerados recebidos na data do efetivo recebimento pela Parte notificada, em seu endereço, quando entregues pessoalmente, 3 (três) dias após a postagem, se postados, ou, imediatamente após a confirmação de entrega se enviados por fac-símile ou comunicação eletrônica (por e-mail). As notificações serão enviadas aos endereços abaixo indicados ou para outro endereço conforme diversamente informado por uma Parte às demais, observadas as formalidades previstas na presente Cláusula:

Para a Nextel:

NEXTEL TELECOMUNICAÇÕES LTDA.
Endereço: Avenida das Nações Unidas, 14171 – 32º andar, Torre Crystal
São Paulo, Brasil, CEP 04794-000
E-mail: financial.operations@nextel.com.br
A/C: Felipe Osmo e Renata Cunha

com cópia para (que não constitui uma notificação):

Motta, Fernandes Rocha - Advogados
Endereço: Alameda Santos, 2335, 10º andar
São Paulo, Brasil, CEP 01451-101
At.: Luis Wielewicki ou Bruno Furiati
Tel/Fax: (11) 3082-9398/ 3082-3272
Email: lwielewicki@mfra.com.br ou bfuriati@mfra.com.br

Se para os Credores:

BANCO DO BRASIL S.A.
Endereço: Avenida Paulista, 2300 – 1º andar, Cerqueira César, Edifício São Luis Gonzaga, CEP 01310-300, São Paulo, SP
E-mail: age3070@bb.com.br / msfneves@bb.com.br
A/C: Maurício Simões de Freitas Neves ou Herick R. S. C. Barbosa

CAIXA ECONÔMICA FEDERAL
Endereço: Avenida Paulista, 1842 – Torre Sul – 2º andar, Bela Vista
CEP01311-200, São Paulo, SP
E-mail: sge5824rj@caixa.gov.br
A/C: Luiz Gustavo Silva Portela ou Fernando Ciotti

com cópia para (que não constitui uma notificação):

Machado, Meyer, Sendacz e Opice Advogados
Endereço: Av. Brigadeiro Faria Lima, 3,144, 11o andar
São Paulo, Brasil, CEP 01451-000
At.: José Prado ou Renato G. R. Maggio
Tel/Fax: (11) 3150 7000 / 3150 7071
Email: jprado@machadomeyer.com.br ou rmaggio@machadomeyer.com.br

9.Disposições Gerais

9.1.    Efeito Vinculante. Este Contrato é celebrado em caráter irrevogável e irretratável, obrigando as Partes, seus sucessores e cessionários permitidos a qualquer título.

9.2.    Cessão. Este Contrato não poderá ser alterado ou cedido por qualquer das Partes sem o consentimento prévio, por escrito, das demais Partes. Este Contrato obrigará e beneficiará as Partes e seus respectivos sucessores e cessionários que vierem a ser autorizados.

9.3.    Aditamento; Tolerância; Anuência. Este Contrato só poderá ser alterado, substituído, cancelado, renovado ou prorrogado, e só poderá haver renúncia aos termos deste Contrato, por instrumento escrito assinado por todas as Partes ou, em caso de renúncia, pela Parte que estiver renunciando ao direito relevante. Nenhum atraso ou omissão de qualquer das Partes em exercer qualquer direito nos termos deste Contrato deverá operar como uma renúncia a esse direito ou novação, nem impedir o exercício posterior ou subsequente deste.

9.4.    Acordo Integral. Este Contrato constitui o acordo integral das Partes acerca das matérias relacionadas à Suspensão da Exigibilidade, substituindo todos os acordos e entendimentos anteriores entre as mesmas, verbais ou por escrito, no que se refere ao seu objeto.

9.5.    Cumprimento Específico. As Partes reconhecem e concordam que indenizações em dinheiro podem ser remédios inadequados em caso de descumprimento de qualquer disposição prevista neste Contrato. Dessa forma, o cumprimento de quaisquer obrigações aqui constantes poderá vir a ser exigido na forma específica pela Parte credora da obrigação, nos termos do disposto nos Artigos

466-A e seguintes do Código de Processo Civil, respondendo a Parte infratora pelas perdas e danos a que der causa. Esse remédio não deverá ser considerado como remédio exclusivo para o descumprimento deste Contrato, mas tão somente um recurso adicional a outros remédios disponíveis.

9.6.    Despesas. Cada parte será responsável pelo integral pagamento de todas as custas e honorários dos seus respectivos advogados.

9.7.    Independência das Disposições. Qualquer termo ou disposição deste Contrato que seja declarado inválido ou inexequível deverá ser considerado ineficaz somente na medida de tal invalidade ou inexequibilidade, sem tornar inválido ou inexequível os termos e disposições remanescentes deste Contrato.

E, POR ESTAREM ASSIM JUSTAS E CONTRATADAS, as Partes firmam o presente Contrato em 4 (quatro) vias de igual teor e forma, para um só efeito, na presença das duas testemunhas abaixo.

São Paulo, 13 de fevereiro de 2015

[Restante da página deixada intencionalmente em branco]

Página de Assinaturas do Instrumento de Assunção Mútua de Obrigação de Não Fazer e Outras Avenças celebrado entre Banco do Brasil S.A., Caixa Econômica Federal, Nextel Telecomunicações Ltda. e Nextel Telecomunicações S.A. em 13 de fevereiro de 2015.

BANCO DO BRASIL S.A.

/s/ Elaine Ap. Scarponi Sartorelli Nome: Elaine Ap. Scarponi Sartorelli Cargo: Gerente de Area UA	/s/ Joao Marcos Mizobuti Nome: Joao Marcos Mizobuti Cargo: Gerente de Area UA

CAIXA ECONÔMICA FEDERAL

/s/ Luiz Gustavo Silva Portela Nome: Luiz Gustavo Silva Portela Cargo: Superintendente Executivo	/s/ Flavia Silva Nogueira Nome: Flavia Silva Nogueira Cargo: Superintendente Regional S.E.

NEXTEL TELECOMUNICAÇÕES LTDA.

/s/ Sultana Shamim Kahn Nome: Sultana Shamim Kahn Cargo: Vice Presidente de Financas	/s/ Gokul V. Hemmady Nome: Gokul V. Hemmady Cargo: Director Presidente

NEXTEL TELECOMUNICAÇÕES S.A.

/s/ Sultana Shamim Kahn Nome: Sultana Shamim Kahn Cargo: Vice Presidente de Financas	/s/ Gokul V. Hemmady Nome: Gokul V. Hemmady Cargo: Director Presidente

Testemunhas:

1./s/ Diego da costa Dantas Amaral        2. /s/ Marta Rodrigues
Nome:    Diego da Costa Dantas Amaral        Nome: Marta Rodrigues
CPF:                        CPF

ANEXO I

Anatel Bonds

SEGURADORA / BANCO	NÚMERO DA APÓLICE / CONTRATO	FINAL DE VIGÊNCIA / PRAZO	IMPORTÂNCIA SEGURADA -R$/US$ / VALOR DO CONTRATO	VALOR EM GARANTIA COLATERAL	TIPO	Processo
Fator Seguradora	107750002008	22/05/2015	31.953.196,80	10.333.851,80	Anatel	Performance
Fator Seguradora	107750002007	22/05/2015	106.981.056,00	92.262.140,80	Anatel	Performance
Fator Seguradora	107750002009	22/05/2015	12.034.668,80	3.892.082,68	Anatel	Performance
Fator Seguradora	107750002010	22/05/2015	78.678.521,60	25.445.096,69	Anatel	Performance
Fator Seguradora	107750002011	22/05/2015	102.360.137,60	88.276.988,28	Anatel	Performance
Austral	207750007111	01/08/2015	124.008.416,00	65.649.503,39	Anatel	Performance
Austral	207750007112	01/08/2015	78.412.768,00	41.511.370,31	Anatel	Performance
ABC Brasil	3234214	22/05/2015	3.608.505,60	2.728.442,72	Anatel	Performance
ABC Brasil	3234314	22/05/2015	6.615.884,80	5.002.365,17	Anatel	Performance
ABC Brasil	3234514	22/05/2015	3.226.832,00	2.439.853,85	Anatel	Performance
ABC Brasil	3234614	22/05/2015	4.091.046,40	3.093.298,72	Anatel	Performance
ABC Brasil	3234814	22/05/2015	196.000,00	148.198,40	Anatel	Performance

Garantias Judiciais

SEGURADORA / BANCO	NÚMERO DA APÓLICE / CONTRATO	FINAL DE VIGÊNCIA / PRAZO	IMPORTÂNCIA SEGURADA -R$/US$ / VALOR DO CONTRATO	VALOR EM GARANTIA COLATERAL	TIPO	Processo
J.Malucelli	02-0750-0153113	16/09/2015	21.138,87	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0172306	12/04/2017	2.895.905,52	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176534	18/06/2015	76.729,88	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176537	18/06/2015	78.422,32	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176530	18/06/2015	1.257.834,06	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176531	18/06/2015	23.500,50	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176532	18/06/2015	1.177.852,22	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176515	18/06/2015	21.345,34	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176516	18/06/2015	88.434,96	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176506	18/06/2015	456.063,94	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176509	18/06/2015	276.283,07	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176517	18/06/2015	14.438,48	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176518	18/06/2015	136.949,70	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176514	18/06/2015	223.402,69	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176520	18/06/2015	92.065,36	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176521	18/06/2015	1.750.218,72	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176522	18/06/2015	71.460,17	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176523	18/06/2015	47.121,37	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176524	18/06/2015	360.720,38	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176542	18/06/2015	333.166,30	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176553	18/06/2015	8.940,89	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176556	18/06/2015	811.395,28	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176560	18/06/2015	21.998,00	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176557	18/06/2015	92.826,79	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176562	18/06/2015	260.876,12	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176563	18/06/2015	29.785,74	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176564	18/06/2015	30.740,50	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176569	18/06/2015	254.434,11	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176572	18/06/2015	8.824,19	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176575	18/06/2015	1.296.866,18	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176540	18/06/2015	15.251,54	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176535	18/06/2015	1.295.938,55	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176519	18/06/2015	20.199.768,82	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0176558	18/06/2015	42.620,54	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0177267	27/06/2015	409.674,13	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0177686	03/07/2015	5.309.016,52	R$ -	Judicial	Cível
J.Malucelli	02-0775-0177861	05/07/2015	164.164,66	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178391	12/07/2015	127.564,71	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178389	12/07/2015	101.439,09	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178403	12/07/2015	621.692,33	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178406	12/07/2015	156.235,72	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178374	12/07/2015	275.000,10	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178375	12/07/2015	212.592,26	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178373	12/07/2015	8.667,96	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178387	12/07/2015	20.920,53	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178400	12/07/2015	11.732,88	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0178782	17/07/2015	226.270,84	R$ -	Judicial	Cível
J.Malucelli	02-0775-0180237	07/08/2015	134.947,72	R$ -	Judicial	Cível
J.Malucelli	02-0775-0181853	28/08/2015	47.034,28	R$ -	Judicial	Cível
J.Malucelli	02-0775-0182434	06/09/2015	97.500,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0182988	12/09/2015	29.120,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0184951	09/10/2015	7.551,21	R$ -	Judicial	Cível
Austral	207750002557	22/11/2015	1.097.676,50	R$ -	Judicial	Fiscal
Austral	207750002558	22/11/2015	904.905,15	R$ -	Judicial	Fiscal
Austral	207750002559	22/11/2015	180.207,80	R$ -	Judicial	Fiscal
Austral	207750002592	06/12/2015	1.980.865,67	R$ -	Judicial	Fiscal
Austral	207760000700	07/12/2015	26.520,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0189993	12/12/2015	26.137,42	R$ -	Judicial	Cível
J.Malucelli	02-0775-0192902	17/01/2016	14.170,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0195357	25/02/2016	27.047,80	R$ -	Judicial	Cível
J.Malucelli	02-0775-0194208	06/02/2018	185.024,63	R$ -	Judicial	Fiscal
Austral	207750003098	02/04/2016	1.445.356,78	R$ -	Judicial	Fiscal
Austral	207750003101	04/04/2016	32.235.939,45	R$ -	Judicial	Fiscal
Austral	207750003057	25/03/2016	5.018.419,22	R$ -	Judicial	Fiscal
J.Malucelli	02-0775-0240720	12/06/2016	2.487.364,30	R$ -	Judicial	Fiscal
Austral	207760001007	02/04/2016	17.725,27	R$ -	Judicial	Cível
Austral	207760001042	30/04/2016	27.120,00	R$ -	Judicial	Cível
Austral	207750003439	17/05/2016	2.133,27	R$ -	Judicial	Fiscal
Austral	207750003448	17/05/2016	2.176,93	R$ -	Judicial	Fiscal
Austral	207750003440	17/05/2016	7.276,00	R$ -	Judicial	Fiscal
Austral	207750003494	17/05/2016	16.390,94	R$ -	Judicial	Fiscal
Austral	207750003443	17/05/2016	19.719,22	R$ -	Judicial	Fiscal
Austral	207750003447	17/05/2016	36.751,03	R$ -	Judicial	Fiscal
Austral	207750003434	17/05/2016	38.680,14	R$ -	Judicial	Fiscal
Austral	207750003449	17/05/2016	108.774,80	R$ -	Judicial	Fiscal
Austral	207750003445	17/05/2016	124.340,12	R$ -	Judicial	Fiscal
Austral	207750003442	17/05/2016	302.352,18	R$ -	Judicial	Fiscal
Austral	207750003444	17/05/2016	325.548,35	R$ -	Judicial	Fiscal
Austral	207750003441	17/05/2016	382.094,86	R$ -	Judicial	Fiscal
Austral	207750003435	17/05/2016	704.006,80	R$ -	Judicial	Fiscal
Austral	207750003437	17/05/2016	759.528,65	R$ -	Judicial	Fiscal
Austral	207750003436	17/05/2016	911.966,24	R$ -	Judicial	Fiscal
Austral	207750003438	17/05/2016	3.738.083,37	R$ -	Judicial	Fiscal
Austral	207760001075	17/05/2016	236.046,95	R$ -	Judicial	Fiscal
Austral	207760001076	17/05/2016	1.355.034,00	R$ -	Judicial	Cível
Austral	207750003501	17/05/2016	224.355,62	R$ -	Judicial	Fiscal
Austral	207750003499	17/05/2016	328.657,17	R$ -	Judicial	Fiscal
Austral	207750003500	17/05/2016	10.722,22	R$ -	Judicial	Fiscal
Austral	207550003498	17/05/2016	53.759,75	R$ -	Judicial	Fiscal
Austral	207750003497	17/05/2016	97.665,75	R$ -	Judicial	Fiscal
Austral	207750003558	07/06/2018	511.602,98	R$ -	Judicial	Fiscal
Austral	207760001107	07/06/2016	21.320,00	R$ -	Judicial	Cível
Austral	207750003578	10/06/2016	183.410,46	R$ -	Judicial	Fiscal
Austral	207750003580	10/06/2016	14.334,57	R$ -	Judicial	Fiscal
Austral	207760001120	19/06/2016	29.856,00	R$ -	Judicial	Cível
J.Malucelli	02-0775-0197717	03/03/2016	961.621,81	R$ -	Judicial	Fiscal
J.Malucelli	207750208489	30/07/2016	428.433,59	R$ -	Judicial	Fiscal
Austral	207750004034	05/09/2016	69.255,10	R$ -	Judicial	Cível
Austral	207750004148	23/09/2016	70.769,16	R$ -	Judicial	Fiscal
Austral	207750004150	23/09/2016	3.979,27	R$ -	Judicial	Fiscal
Austral	207750004146	23/09/2016	5.526,80	R$ -	Judicial	Fiscal
Austral	207750004147	23/09/2016	2.711,62	R$ -	Judicial	Fiscal
Austral	207750004145	23/09/2016	7.636,74	R$ -	Judicial	Fiscal
Austral	207760001306	01/10/2016	26.126.13	R$ -	Judicial	Cível
Austral	207750005249	06/12/2015	562.418,41	R$ -	Judicial	Fiscal
Austral	207750005248	22/11/2015	199.202,55	R$ -	Judicial	Fiscal
Austral	207750005251	22/11/2015	72.072,42	R$ -	Judicial	Fiscal
Austral	207750005250	22/11/2015	130.423,91	R$ -	Judicial	Fiscal
Ace Seguros	17.75.0000654.12	18/02/2017	69.255,10	R$ -	Judicial	Cível
Ace Seguros	17.75.0000684.12	01/04/2017	2.134.282,67	R$ -	Judicial	Cível
Ace Seguros	17.75.0000746.12	09/05/2017	133.705,00	R$ -	Judicial	Cível
Ace Seguros	17.75.0000747.12	09/05/2017	142.211,89	R$ -	Judicial	Cível
Austral	20776001487	07/12/2015	1.531,61	R$ -	Judicial	Trabalhista
Itaú BBA	KH4.04/04	Indeterminado	8.731.962,57	9.530.947,21	Judicial	Fiscal
Santander	180766506	Indeterminado	4.407.770,67	R$ -	Judicial	Fiscal
Bradesco	2.029.910-P	Indeterminado	1.427.788,00	R$ -	Judicial	Fiscal
Bradesco	2.032.715-4	Indeterminado	271.096,13	R$ -	Judicial	Fiscal
Bradesco	2.034.604-3	Indeterminado	1.008.244,00	R$ -	Judicial	Fiscal
Bradesco	2.040.906-1	14/09/2015	233.784,00	R$ -	Judicial	Trabalhista
Bradesco	2.042.526-1	Indeterminado	647.720,81	R$ -	Judicial	Fiscal
Bradesco	2.043.461-9	Indeterminado	3.982.922,59	R$ -	Judicial	Fiscal
Bradesco	2.043.325-6	Indeterminado	1.304.356,12	R$ -	Judicial	Fiscal
Bradesco	2.045.058-4	Indeterminado	586.218,01	R$ -	Judicial	Fiscal
Bradesco	2.046.903-P	Indeterminado	1.091.596,02	R$ -	Judicial	Fiscal
Bradesco	2.047.296-0	Indeterminado	2.229.530,43	R$ -	Judicial	Ambiental
Bradesco	2.047.609-5	Indeterminado	16.364,00	R$ -	Judicial	Fiscal
Bradesco	2.047.808-p	Indeterminado	2.958.345,56	R$ -	Judicial	Fiscal
Bradesco	2.053.184-3	Indeterminado	778.511,95	R$ -	Judicial	Fiscal
Bradesco	2.054.290-p	Indeterminado	11.580.289,00	R$ -	Judicial	Fiscal
Bradesco	2.053.185-1	Indeterminado	21.773.289,00	R$ -	Judicial	Fiscal
Bradesco	2.053.186-p	Indeterminado	26.699.435,32	R$ -	Judicial	Fiscal
Bradesco	2.053.246-7	Indeterminado	82.824,35	R$ -	Judicial	Fiscal
Bradesco	2.058.354-1	Indeterminado	37.809.554,62	R$ -	Judicial	Fiscal
Bradesco	2.059.775-5	Indeterminado	136.779,87	R$ -	Judicial	Trabalhista
Bradesco	2.060.546-4	Indeterminado	1.415.522,58	R$ -	Judicial	Fiscal
Bradesco	2.060.544-8	Indeterminado	257.399,77	R$ -	Judicial	Fiscal
Bradesco	2.060.545-6	Indeterminado	2.656.570,48	R$ -	Judicial	Fiscal
Caixa Geral	0061/12	Indeterminado	9.700.359,77	13.248.861,10	Judicial	Fiscal
HSBC	04540476736/001	31/07/2015	4.823.318,15	R$ -	Judicial	Fiscal
HSBC	04540482388/001	24/08/2015	2.812.489,04	R$ -	Judicial	Fiscal
HSBC	4540487584/001	10/09/2015	737.532,37	R$ -	Judicial	Fiscal
ABC Brasil	3258414	Indeterminado	1.259.491,51	1.342.719,90	Judicial	Fiscal

Outras Garantias

SEGURADORA / BANCO	NÚMERO DA APÓLICE / CONTRATO	FINAL DE VIGÊNCIA / PRAZO	IMPORTÂNCIA SEGURADA -R$/US$ / VALOR DO CONTRATO	VALOR EM GARANTIA COLATERAL	TIPO	Processo
J.Malucelli	02-0750-0153112	02/09/2015	60.507,96	R$ -	Outros	Concessão de Uso
J.Malucelli	02-0775-0244382	04/07/2015	12.923,64	R$ -	Outros	Concessão de Uso
Bradesco	2.027.032-2	27/12/2017	562.930,36	R$ -	Outros	Concessão de Uso
Safra	307.136-1	09/02/2015	2.409.968,88	R$ -	Outros	Fiança Locatícia
Safra	307.561-7	02/01/2015	1.470.426,57	R$ -	Outros	Fiança Locatícia

Garantia em Juízo

	Bloqueio	Deposito Judicial	Bens em Garantia
TOTAL	4.364.578,71	118.277.753,26	86.116.309

Financiamentos

BANCO	NÚMERO DO CONTRATO	DATA DA CONTRATAÇÃO	VALOR DO CONTRATO	TIPO
Banco do Brasil	307.001.181	31/10/2012	400.000.000,00	CCB
Caixa Econômica Federal	21.3150.777.0000001-97	08/12/2011	640.000.000,00	CCB
China Development Bank	Non-Sinosure	20/04/2012	250.000.000,00	Empréstimo
China Development Bank	Sinosure	20/04/2012	250.000.000,00	Empréstimo
Banco do Brasil	21/00631-8	20/12/2010	927.040,00	FINAME
Banco do Brasil	40/009 01-7 / 40/008 96-7	27/06/2013	136.061,98	FINAME
Banco do Brasil	40/009 02-5	13/08/2013	107.434,56	FINAME
Banco do Brasil	40/009 01-7	18/02/2014	829.154,53	FINAME
Banco do Brasil	40/009 02-5	21/03/2014	176.265,77	FINAME
Banco do Brasil	40/008 96-7	21/03/2014	68.439,48	FINAME
Banco do Brasil	40/008 97-5	25/06/2013	9.661,50	FINAME

ANEXO 5.2(i)

MINUTA DO 2o ADITIVO CCB BB

PREÂMBULO:
-----------------------------------------------------------------------------------------------------------------
EMITENTE – NEXTEL TELECOMUNICAÇÕES LTDA., sociedade empresária limitada, com sede na Av. das Nações Unidas, 14.171, 32º andar, Rochavera Crystal Tower, São Paulo (SP), inscrita no CNPJ/MF sob o nº 66.970.229/0001-67, neste ato representada pelos senhores abaixo assinados e qualificados.
-----------------------------------------------------------------------------------------------------------------
CREDOR – BANCO DO BRASIL S.A., sociedade de economia mista, com sede em Brasília, Capital Federal, na SBS Quadra 01, Bloco C, Lote 32 – Setor Bancário Sul, inscrita no CNPJ sob o nº 00.000.000/0001-91, por sua filial, Agência Large Corporate 3070 (SP), localizada na cidade de São Paulo, Estado de São Paulo, na Av. Paulista, 2.300, 2º andar, Cerqueira César, inscrita no CNPJ/MF sob o nº 00.000.000/1947-00, representada pelo Senhor [•], brasileiro, casado, bancário, residente e domiciliado em São Paulo (SP), portador da carteira de identidade nº [•], emitida por [•], inscrito no CPF/MF sob o nº 404.785.641-04 e pelo Senhor [•], brasileiro, casado, bancário, residente e domiciliado em São Paulo (SP), portador da carteira de identidade nº [•], emitida por [•], inscrito no CPF/MF sob o nº [•], abaixo assinados.
-----------------------------------------------------------------------------------------------------------------
AVALISTA - NEXTEL TELECOMUNICAÇÕES S.A., sociedade anônima, com sede na Av. das Nações Unidas, 14.171, 32º andar, Rochavera Crystal Tower na Cidade de São Paulo, Estado de São Paulo, inscrita no CNPJ/MF sob o nº 00.169.369/0001-22, neste ato representada pelos senhores abaixo assinados e qualificados.
-----------------------------------------------------------------------------------------------------------------
CONSIDERANDO QUE, em 31 de outubro de 2012, a Emitente emitiu em favor do Credor a Cédula de Crédito Bancário No. 307.001.181 no valor de principal de R$400.000.000,00 (quatrocentos milhões de reais) (a “Cédula”);

CONSIDERANDO QUE, em 13 de fevereiro de 2015, a Emitente e o Credor celebraram o primeiro aditivo à Cédula de Crédito Bancário No. 307.001.181 alterando, dentre outras condições, a taxa de juros incidente sobre os saldos devedores verificados na Conta de

Empréstimo e incluindo garantia real e fidejussória adicionais ao cumprimento das obrigações nela constantes (o “Primeiro Aditamento” e, em conjunto com a Cédula, a “CCB”);

CONSIDERANDO QUE a Emitente e o Credor pretendem aditar, sem intenção de novar, a Cédula de forma a alterar certas disposições;

RESOLVEM, as partes, celebrar o presente Segundo Aditamento à Cédula de Crédito Bancário nº 307.001.181, mediante as seguintes cláusulas e condições.

CLÁUSULA PRIMEIRA – INTRODUÇÃO – A Introdução da CCB passa a viger com a seguinte redação:

“1. INTRODUÇÃO:

1.1. - EMITENTE:
Razão social: NEXTEL TELECOMUNICAÇÕES LTDA. (“Emitente”)
CNPJ: 66.970.229/0001-67
Endereço: Alameda Santos 2356/2364, Cerqueira César
Cidade: São Paulo     UF: SP
CEP: 01.418-200
Agência: Large Corporate SP 3070 (SP)
Conta-corrente: 5.567-0 (“Conta-Corrente”)

1.2. - DADOS DA OPERAÇÃO DE CRÉDITO:
Valor: R$ 400.000.000,00 (quatrocentos milhões de reais) (“Principal”)
Vencimento Final: [31/10/2019]
Datas de Pagamento dos Encargos Financeiros: (i) [--], [--], [--] e [--] de cada ano até [--] (inclusive) e (ii) dia [--] de cada mês a partir de [--] (exclusive) (“Datas de Pagamento dos Encargos”)
Número de vias desta Cédula de Crédito Bancário: 1 (uma) negociável e 2 (duas) vias não negociáveis“

CLÁUSULA SEGUNDA – CRÉDITO – A Cláusula 1 da CCB passa a viger com a seguinte redação:

“1. CRÉDITO – Nas datas de pagamento constantes na Cláusula 9 abaixo, até [31 de outubro] de 2019, pagaremos, em moeda corrente nacional, por esta Cédula de Crédito Bancário (“Cédula”), cujas características estão descritas no quadro preambular, ao BANCO DO BRASIL S.A. (“Credor”), instituição financeira com sede na cidade de Brasília, Distrito Federal, na SBS Quadra 01, Bloco C, Lote 32 – Setor Bancário Sul, inscrito no CNPJ sob o nº 00.000.000/0001-91, representado por sua filial, Agência Large Corporate SP 3070 (SP), localizada na cidade do São Paulo, Estado de São Paulo, na Av. Paulista, 2.300, 2º andar, Cerqueira César, inscrita no CNPJ/MF sob o nº 00.000.000/1947-00, ou à sua ordem, na praça de pagamento indicada na Cláusula Local de Pagamento, a dívida líquida, certa e exigível, correspondente ao valor constante no item 1.2 do preâmbulo (“Principal”), acrescido dos Encargos Financeiros, na forma prevista nesta Cédula.”

CLÁUSULA TERCEIRA – FORMA DE PAGAMENTO – A Cláusula 9 da CCB passa a viger com a seguinte redação:

“9. FORMA DE PAGAMENTO – Sem prejuízo do vencimento retroestipulado e das exigibilidades previstas nas demais Cláusulas, obrigamo-nos a pagar ao Credor os valores relativos à presente Cédula, da seguinte forma: a) Principal será pago em parcelas, com os vencimentos e valores nominais descritos no cronograma de pagamento constante do Anexo I à presente Cédula, sendo a primeira parcela devida em [30/06/2016] e a última parcela devida em [31/10/2019] (cada uma das datas indicadas no Anexo I, uma “Data de Pagamento de Principal”); e b) Encargos Financeiros: trimestralmente, até [--] (inclusive) e mensalmente, a partir de [--] (exclusive), em cada Data de Pagamento de Encargos, de acordo com a Cláusula 1.2 do Preâmbulo desta Cédula, obrigando-nos a liquidar com a última parcela do Principal, em [31/10/2019], todas as obrigações pecuniárias resultantes desta Cédula. Qualquer recebimento das prestações fora dos prazos avençados constituirá mera tolerância, que não afetará de forma alguma as datas de seus vencimentos ou as demais Cláusulas e condições desta Cédula, nem importará novação ou modificação do ajustado, inclusive quanto aos encargos resultantes da mora.”

CLÁUSULA QUARTA – VENCIMENTO ANTECIPADO – A alínea (t) da Cláusula 10 da CCB passa a viger com a seguinte redação, bem como a Cláusula 10 passa a viger com a alínea (aa) adicional abaixo:

“(t)    caso o índice obtido pela divisão da Dívida Líquida pelo EBITDA seja superior a 4,0 (quatro) com relação ao primeiro semestre de 2016, 3,5 (três e meio), no segundo semestre de 2016 e 2,5 (dois e meio) a partir do primeiro semestre de 2017 (inclusive), a ser calculado nos termos da Cláusula 10.2, observados os termos das Cláusulas 10.4 e 10.5.

(aa) (i) uma vez efetivo, alteração no plano de recuperação judicial da NII Holdings, Inc. que (a) possa implicar, direta ou indiretamente, a incapacidade da Nextel ou da Nextel S.A. de cumprir com suas obrigações no âmbito da Cédula, e/ou (b) contemple a assunção, por parte das Afiliadas Brasileiras, de nenhuma obrigação ou ônus em desacordo ou inconsistente com o previsto nessa Cédula; ou (ii) alteração ou revogação na decisão judicial competente que vier a confirmar o plano de recuperação da NII Holding, Inc.”

CLÁUSULA QUINTA – ÍNDICE FINANCEIRO – As Cláusula 10.4 da CCB passa a viger com a seguinte redação:

10.4. Caso em determinado período de verificação das obrigações de que trata esta Cláusula, a EMITENTE não cumprir com o índice acima estabelecido, a EMITENTE terá um prazo adicional de 10 (dez) úteis, a contar da notificação que lhe fizer o CREDOR neste sentido, para sanar o respectivo inadimplemento, mediante qualquer operação por meio da qual o referido índice possa ser restabelecido, incluindo, mas não se limitando a aumento de capital na EMITENTE para redução da Dívida Líquida, com ou sem o pagamento parcial da presente Cédula. Nessa hipótese, este restabelecimento, desde que efetivado no prazo de até 10 (dez) dias úteis e aceito pelo CREDOR mediante manifestação escrita neste sentido, deverá ser entendido como efetivado na data de determinação do respectivo índice, sem qualquer penalidade para a EMITENTE.

CLÁUSULA SEXTA – CESSÃO – A Cláusula que dispõe sobre a cessão da CCB passa a viger com a seguinte redação:

“17. CESSÃO – Esta Cédula poderá ser objeto de cessão e endosso por parte do CREDOR, mediante aviso prévio (com 10 (dez) dias úteis de antecedência) à EMITENTE, nos termos da legislação civil e comercial, não havendo necessidade de o cessionário/endossatário ser instituição financeira ou entidade a ela equiparada.”

CLÁUSULA SÉTIMA – REGISTRO
O CREDOR levará o presente aditamento a registro no Registro de Títulos e Documentos da Comarca de São Paulo, Capital. As despesas relativas ao referido registro serão suportadas pela EMITENTE, que, desde já, autoriza o débito dos respectivos valores em sua conta de depósito nº [--], mantida na agência [--] do CREDOR.

Assim ajustados, o CREDOR, a EMITENTE e o AVALISTA, declarando não haver intenção de novar, ratificam a Cédula de Crédito Bancário ora aditada em todos os seus termos, cláusulas e condições não expressamente alterados neste documento, que àquela se integra, formando um todo único e indivisível para todos os fins de direito.

E por ser de nossa livre e espontânea vontade, assinamos esta Cédula de Crédito Bancário em 4 (quatro) vias de igual teor, sendo apenas uma negociável, para todos os fins de direito.

São Paulo (SP), [--] de [--] de 2015

EMITENTE:
NEXTEL TELECOMUNICAÇÕES LTDA., sociedade empresária limitada, com sede em São Paulo (SP), na Alameda Santos nº 2.356/2.364, Cerqueira César, CEP: 01.418-200, inscrita no CNPJ/MF sob o nº 66.970.229/0001-67, nesta ato representada por:

Rubrica	Nome:	Rubrica	Nome:
	Profissão:		Profissão:
	Estado Civil:		Estado Civil:
	Nacionalidade:		Nacionalidade:
	Residente em:		Residente em:
	Identidade nº		Identidade nº
	CPF/MF N.º		CPF/MF N.º

AVALISTA:

NEXTEL TELECOMUNICAÇÕES S.A., sociedade anônima, com sede na Alameda Santos, nº 2356, 7º andar, Cerqueira Cesar, CEP 01418-200, na Cidade de São Paulo, Estado de São Paulo, inscrita no CNPJ/MF sob o nº 00.169.369/0001-22, neste ato representada por:

Rubrica	Nome:	Rubrica	Nome:
	Profissão:		Profissão:
	Estado Civil:		Estado Civil:
	Nacionalidade:		Nacionalidade:
	Residente em:		Residente em:
	Identidade nº		Identidade nº
	CPF/MF N.º		CPF/MF N.º

CREDOR:
BANCO DO BRASIL S.A.

Rubrica	Nome:	Rubrica	Nome:
	Profissão:		Profissão:
	Estado Civil:		Estado Civil:
	Nacionalidade:		Nacionalidade:
	Residente em:		Residente em:
	Identidade nº		Identidade nº
	CPF/MF N.º		CPF/MF N.º

Anexo I

CRONOGRAMA DE PAGAMENTO

Ano	Período	Pagamento	Saldo
2016			400.000.000,00
	Junho	9.259.402,30	390.740.597,70
	Julho	9.259.402,30	381.481.195,39
	Agosto	9.259.402,30	372.221.793,09
	Setembro	9.259.402,30	362.962.390,78
	Outubro	9.259.402,30	353.702.988,48
	Novembro	9.259.402,30	344.443.586,17
	Dezembro	9.259.402,30	335.184.183,87
2017	Janeiro	9.259.402,30	325.924.781,56
	Fevereiro	9.259.402,30	316.665.379,26
	Março	9.259.402,30	307.405.976,95
	Abril	9.259.402,30	298.146.574,65
	Maio	9.259.402,30	288.887.172,34
	Junho	9.259.402,30	279.627.770,04
	Julho	9.259.402,30	270.368.367,73
	Agosto	9.259.402,30	261.108.965,43
	Setembro	9.259.402,30	251.849.563,12
	Outubro	9.259.402,30	242.590.160,82
	Novembro	10.692.724,17	231.897.436,65
	Dezembro	10.692.724,17	221.204.712,48
2018	Janeiro	10.207.768,03	210.996.944,45
	Fevereiro	10.207.768,03	200.789.176,42
	Março	10.207.768,03	190.581.408,38
	Abril	10.207.768,03	180.373.640,35
	Maio	10.207.768,03	170.165.872,32
	Junho	10.207.768,03	159.958.104,29
	Julho	10.207.768,03	149.750.336,26
	Agosto	10.207.768,03	139.542.568,23
	Setembro	10.207.768,03	129.334.800,20
	Outubro	10.207.768,04	119.127.032,16
	Novembro	10.207.768,03	108.919.264,13
	Dezembro	10.207.768,03	98.711.496,10
2019	Janeiro	10.207.768,03	88.503.728,07
	Fevereiro	10.207.768,03	78.295.960,04
	Março	10.207.768,03	68.088.192,01
	Abril	10.207.768,03	57.880.423,98
	Maio	10.207.768,03	47.672.655,95
	Junho	10.207.768,03	37.464.887,91
	Julho	10.207.768,03	27.257.119,88
	Agosto	10.207.768,03	17.049.351,85
	Setembro	10.207.768,03	6.841.583,82
	Outubro	6.841.583,82	R$ -

ANEXO 5.2(ii)

MINUTA DO 2o ADITIVO CCB CEF

PREÂMBULO:

CREDORA:
CAIXA ECONÔMICA FEDERAL, instituição financeira sob a forma de empresa pública, criada nos termos do Decreto-lei n.º 759, de 12 de agosto de 1969, vinculada ao Ministério da Fazenda, regendo-se pelo Estatuto vigente na data da presente contratação, doravante designada CAIXA ou CREDORA.
Endereço: Setor Bancário Sul, Quadra 4, lotes 3/4 - Brasília/DF
CNPJ: 00.360.305/0001-04
Superintendência Regional: Osasco – [--]

EMITENTE/CREDITADA: NEXTEL TELECOMUNICAÇÕES LTDA. Endereço: Av. das Nações Unidas, 14.171, 32º andar, Rochavera Crystal Tower São Paulo – SP CNPJ: 66.970.229/0001-67

CONSIDERANDO QUE, em 8 de dezembro de 2011, a CREDITADA emitiu em favor da CAIXA a Cédula de Crédito Bancário No. 21.3150.777.0000001-97, no valor de principal de R$640.000.000,00 (seiscentos e quarenta milhões de reais) (a “Cédula”);

CONSIDERANDO QUE, em 13 de fevereiro de 20115, a CREDITADA e a CAIXA celebraram o primeiro aditamento à Cédula de Crédito Bancário No. 21.3150.777.0000001-97 alterando, dentre outros aspectos, a taxa de juros incidente sobre os saldos devedores e incluindo garantia real adicional ao cumprimento das obrigações nela constantes (o “Primeiro Aditamento” e, em conjunto com a Cédula, a “CCB”);

CONSIDERANDO QUE, a CREDITADA realizou, até a presente data, amortizações de principal no valor correspondente a [R$128.000.000,00] (cento e vinte e oito milhões de reais) no âmbito da CCB;

CONSIDERANDO QUE a CREDITADA e a CAIXA pretendem aditar, sem intenção de novar, a CCB de forma a alterar certas disposições (“Segundo Aditamento”);
RESOLVEM, as partes, aditar a CCB por meio do presente Segundo Aditamento, de acordo com os seguintes termos e condições.
CLÁUSULA PRIMEIRA – As Características do Crédito passam a viger com a seguinte redação:
CARACTERÍSTICAS DO CRÉDITO:

1 – Número da CCB: 21.3150.777.0000001-97	2 – Vencimento final em: 08.10.2019

3 – Valor Total do Crédito (“Principal”): [R$ 512.000.000,00 (quinhentos e doze milhões de reais)]

4 – Tipo de Operação Investimentos – CDI – Pós 777 – Crédito Especial Empresa – Grandes Corporações

5 – Encargos Financeiros: [139,54%] do CDI CETIP a.a., calculados de acordo com a Cláusula Terceira

6 – Prazo e Sistema de Amortização e Pagamento:
Prazo: 58 meses, a contar da efetiva data de assinatura deste aditamento à Cédula, tudo nos termos e condições do Anexo I, observado o que segue:
(a) nos primeiros 17 meses haverá carência do Principal, com o pagamento apenas dos Encargos Financeiros em periodicidade trimestral.
(b) nos 41 meses subsequentes, haverá amortização do Principal, devidamente acrescido dos Encargos Financeiros, em periodicidade mensal.
Sistema de Amortização Constante - SAC

7 – Conta de Não Livre Movimentação:

Agência 3150	Op. 003	Conta 180	DV 4

8 – Conta de Livre Movimentação:

Agência 3150	Op. 003	Conta 1859	DV 6

9 – Praça para Pagamento: São Paulo, SP

10 – Avalista:

Avalista	CNPJ
Nextel Telecomunicações S.A.	00.169.369/0001-22

Nas Datas de Pagamento indicadas na Cláusula Segunda abaixo, até data de vencimento prevista no Campo 2 desta Cédula, em moeda corrente do País nesta cidade, eu, CREDITADA, na condição de emitente/ou eu AVALISTA, pagaremos(mos) à CAIXA ou à sua ordem, por esta Cédula que juntamente com os extratos de conta corrente e/ou planilha de cálculo fica reconhecida como título representativo da dívida certa, líquida e exigível, decorrente da utilização dos recursos colocados à disposição da CREDITADA e acréscimos dos Encargos Financeiros pactuados nesta Cédula;

A dívida representada por esta Cédula compreende os valores de amortização mensal, conforme indicado Campo 6 desta Cédula, com os respectivos Encargos Financeiros, apurados considerando a taxa efetiva mensal de juros, incidentes trimestralmente ou em cada parcela mensal, conforme indicado Campo 6 desta Cédula, devendo o extrato da operação ou a planilha, que complementa esta Cédula, expressar os valores e os respectivos percentuais de Encargos Financeiros, nos termos da Lei nº. 10.931 de 02/08/2004, e demais legislações vigentes.

CLÁUSULA SEGUNDA – A Cláusula Segunda da Cédula passa a viger com a seguinte redação:

DO PRAZO
CLÁUSULA SEGUNDA – A presente Cédula é celebrada pelo prazo de 58 (cinquenta e oito) meses, a contar da efetiva data de assinatura do presente aditamento à Cédula, observado o seguinte cronograma de pagamentos e amortizações:

(a) nos primeiros 17 meses haverá carência do Principal ("Período de Carência"), com o pagamento apenas dos Encargos Financeiros em periodicidade trimestral; e

(b) nos 41 meses subsequentes, haverá amortização do Principal, devidamente acrescido dos Encargos Financeiros, com termo inicial em [08/06/2016], em 41 (quarenta e uma) parcelas com periodicidade mensal, conforme segue (cada uma das datas de pagamento indicadas abaixo, uma “Data de Pagamento”):

Ano	Mês	Pagamento	Saldo
2016	Maio	R$ -	512.000.000,00
	Junho	11.852.034,95	500.147.965,05
	Julho	11.852.034,95	488.295.930,10
	Agosto	11.852.034,95	476.443.895,15
	Setembro	11.852.034,95	464.591.860,20
	Outubro	11.852.034,95	452.739.825,25
	Novembro	11.852.034,95	440.887.790,30
	Dezembro	11.852.034,95	429.035.755,35
2017	Janeiro	11.852.034,95	417.183.720,40
	Fevereiro	11.852.034,95	405.331.685,45
	Março	11.852.034,95	393.479.650,50
	Abril	11.852.034,95	381.627.615,55
	Maio	11.852.034,95	369.775.580,60
	Junho	11.852.034,95	357.923.545,65
	Julho	11.852.034,95	346.071.510,70
	Agosto	11.852.034,95	334.219.475,75
	Setembro	11.852.034,95	322.367.440,80
	Outubro	11.852.034,95	310.515.405,85
	Novembro	13.686.686,94	296.828.718,91
	Dezembro	13.686.686,94	283.142.031,97
2018	Janeiro	13.065.943,08	270.076.088,89
	Fevereiro	13.065.943,08	257.010.145,81
	Março	13.065.943,08	243.944.202,73
	Abril	13.065.943,08	230.878.259,65
	Maio	13.065.943,08	217.812.316,57
	Junho	13.065.943,08	204.746.373,49
	Julho	13.065.943,08	191.680.430,41
	Agosto	13.065.943,08	178.614.487,33
	Setembro	13.065.943,08	165.548.544,25
	Outubro	13.065.943,08	152.482.601,17
	Novembro	13.065.943,08	139.416.658,09
	Dezembro	13.065.943,08	126.350.715,01
2019	Janeiro	13.065.943,08	113.284.771,93
	Fevereiro	13.065.943,08	100.218.828,85
	Março	13.065.943,08	87.152.885,77
	Abril	13.065.943,08	74.086.942,69
	Maio	13.065.943,08	61.020.999,61
	Junho	13.065.943,08	47.955.056,53
	Julho	13.065.943,08	34.889.113,45
	Agosto	13.065.943,08	21.823.170,37
	Setembro	13.065.943,08	8.757.227,29
	Outubro	8.757.227,29	R$ -

CLÁUSULA TERCEIRA – A Cláusula Oitava da CCB passa a viger com a seguinte redação:

DA FORMA DE PAGAMENTO
CLÁUSULA OITAVA – Como forma e meio de efetivo pagamento da dívida resultante desta Cédula, que se compõe do Principal devidamente acrescido dos Encargos Financeiros, a CREDITADA autoriza a CAIXA a debitar na Conta de Livre Movimentação mencionada no Campo 8, nas respectivas Datas de Pagamento, em caráter irrevogável e irretratável, os valores suficientes e exigíveis em cada uma delas conforme aplicável.

Parágrafo Primeiro – Durante os primeiros 17 (dezessete) meses a contar data de assinatura do presente aditamento à Cédula, denominado período de carência, a CREDITADA obriga-se ao pagamento trimestral dos Encargos Financeiros, descritos na Cláusula Terceira, com primeiro vencimento em [08/03/2015], vencendo-se as demais em [08/03, 08/06, 08/09 e 08/12] de cada ano.

Parágrafo Segundo – Após o Período de Carência, a CREDITADA obriga-se ao pagamento do Principal, devidamente acrescido dos Encargos Financeiros, em [41] prestações mensais, nos termos da Cláusula Segunda desta Cédula.

Parágrafo Terceiro – Na hipótese em que qualquer Data de Pagamento não for dia útil, o respectivo pagamento vencerá no 1° dia útil subsequente. Para efeitos do disposto nesta Cédula, entende-se por dia útil segunda a sexta-feira, exceto feriados de âmbito nacional ou dias em que, por qualquer motivo, não houver expediente bancário ou não funcionar o mercado financeiro na sede da CREDITADA.

Parágrafo Quarto – A CREDITADA autoriza a CAIXA, independentemente de prévio aviso, a utilizar o saldo que encontrar depositado em quaisquer contas por elas tituladas, em qualquer unidade da CAIXA, bem como outras que porventura sejam abertas, seja para liquidação ou para amortização parcial do débito apurado com base nesta Cédula, na hipótese de não ser verificado o pagamento na forma do caput desta Cláusula.

Parágrafo Quinto – São devidas prestações mensais calculadas de acordo com o Sistema de Amortização Constante – SAC, observadas as disposições da Cláusula Segunda, e encargos de acordo com a Cláusula Terceira.

CLÁUSULA QUARTA – A Cláusula Décima Segunda da CCB passa a viger com a seguinte redação:

DAS OBRIGAÇÕES ESPECIAIS

CLÁUSULA DÉCIMA SEGUNDA – A CREDlTADA se compromete, a partir do primeiro semestre de 2016 (inclusive), a entregar documento que comprove que o índice obtido pela divisão da Dívida Líquida pelo EBITDA seja igual ou inferior a 4,0 (quatro) com relação ao primeiro semestre de 2016, 3,5 (três e meio), no segundo semestre de 2016 e 2,5 (dois e meio) a partir do primeiro semestre de 2017 (inclusive), devendo este índice ser apurado semestralmente pela CREDITADA (i) até o dia 15 de agosto com base no fechamento contábil de 30 de junho; (ii) até o dia 5º dia útil após o prazo máximo previsto pela regulamentação aplicável para a divulgação das demonstrações financeiras e das demonstrações contábeis da CREDITADA; e (iii) com base nas demonstrações financeiras consolidadas da CREDITADA.

Parágrafo Primeiro – Para efeitos de apuração dos índices financeiros constantes desta Cláusula, a serem calculados de acordo com os padrões contábeis geralmente aceitos no Brasil, deverão ser adotadas as seguintes definições e critérios:

“Dívida Líquida” significa o valor calculado em bases consolidadas na CREDITADA igual (a) à soma dos Passivos junto a instituições financeiras, dos títulos e valores mobiliários representativos de dívida emitidos e do saldo líquido de operações de derivativos (passivos menos ativos de operações com derivativos); diminuído (b) das disponibilidades (caixa, bancos, aplicações de liquidez imediata ou aplicações de curto prazo, títulos e valores mobiliários de própria emissão ou de terceiros, e títulos públicos e privados de qualquer natureza e (e) dos efeitos da marcação a mercado das operações de derivativos;

“EBITDA" significa o lucro operacional da CREDITADA, em bases consolidadas, relativo aos 12 (doze) últimos meses, somado às despesas de depreciação e amortização; e

"Passivo(s)” significa o valor principal dos títulos e valores mobiliários representativos de dívida emitidos junto a instituições financeiras registrados no balanço consolidado da CREDITADA nas datas de medição.

Parágrafo Segundo – Caso em determinado período de verificação das obrigações que tratam esta cláusula, a CREDITADA não cumpra com o índice acima estabelecido, a CREDITADA terá um prazo adicional de 10 (dez) dias úteis, a contar da notificação que lhe fizer a CAIXA neste sentido, para sanar o respectivo inadimplemento mediante qualquer operação por meio da qual o referido índice seja restabelecido, incluindo, mas não se limitando a, aumento de capital na CREDITADA para redução da Dívida Líquida, com ou sem o pagamento parcial da presente Cédula. Nessa hipótese, esse restabelecimento, desde que efetivado no prazo de até 10 (dez) dias úteis e aceito pela CAIXA mediante manifestação escrita neste sentido, deverá ser entendido como efetivado na data de determinação do respectivo índice, sem qualquer penalidade para a CREDITADA.

CLÁUSULA QUINTA – A Cláusula Vigésima Segunda CCB passa a viger com a alínea XXVII adicional abaixo:

XXVII)    (i) uma vez efetivo, alteração no plano de recuperação judicial da NII Holdings, Inc. que (a) possa implicar, direta ou indiretamente, a incapacidade da Nextel ou da Nextel S.A. de cumprir com suas obrigações no âmbito da Cédula, e/ou (b) contemple a assunção, por parte das Afiliadas Brasileiras, de nenhuma obrigação ou ônus em desacordo ou inconsistente com o previsto nessa Cédula; ou (ii) alteração ou revogação na decisão judicial competente que vier a confirmar o plano de recuperação da NII Holding, Inc.

CLÁUSULA SEXTA – A CREDITADA levará a registro no Registro de Títulos e Documentos da Comarca de São Paulo, Capital, o presente Segundo Aditamento. As despesas relativas ao referido registro serão suportadas pela CREDITADA, que, desde já, autoriza o débito dos respectivos valores em sua conta de depósito nº [--], mantida na agência [--] da CAIXA.

CLÁUSULA SÉTIMA – Todas as demais cláusulas e condições da CCB, conforme aditada pelo seu Primeiro e Segundo Aditamentos, que não tenham sido expressamente alteradas pelo presente Segundo Aditamento, ficam ratificadas permanecendo íntegras e em vigor para todos os efeitos de direito.

E, por estarem de perfeito acordo, a CREDITADA emite a presente Cédula de Crédito Bancário devidamente assinada e em 4 (quatro) vias de igual teor, sendo somente a primeira delas (a via do banco) negociável.

São Paulo, [--] de [--] de 201[--]

EMITENTE:

NEXTEL TELECOMUNICAÇÕES LTDA.

AVALISTA:

NEXTEL TELECOMUNICAÇÕES S.A.

CREDOR:

CAIXA ECONÔMICA FEDERAL